SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              the ("Exchange Act")

      Date of Report (date of earliest event reported): October 15, 2002



                              PurchasePro.com, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                             88-0385401
      (State or Other Jurisdiction                 (I.R.S. Employer
             of incorporation)                  Identification Number)


                        3291 North Buffalo Drive, Suite 9
                             Las Vegas, Nevada 89129
               (Address of Principal Executive Offices) (Zip Code)


                                 (702) 316-7000
              (Registrant's Telephone Number, Including Area Code)

ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

By letter dated October 11, 2002 addressed to the U.S. Department of Justice, Office of the United States Trustee, Grant Thornton LLP ("Grant Thornton") gave notice of its resignation as PurchasePro.com, Inc. ("the Company") independent accountant. The Company received a copy of this letter and thereby learned of the resignation on October 15, 2002. The Company also received a copy of a letter from Grant Thornton dated October 15, 2002, addressed to the U.S. Department of Justice, Office of the United States Trustee, confirming its resignation. Copies of Grant Thornton's letters are filed as Exhibits 99.1 and 99.2 to this Form 8-K.

The report of Grant Thornton with respect to the Company's financial statements for fiscal year 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Grant Thornton became the Company's independent accountant during fiscal year 2001 and therefore did not audit the Company's financial statements prior to such year.

Grant Thornton's decision was not recommended or approved by the Company's board of directors.

During fiscal year 2001 and the subsequent interim period preceding the resignation of Grant Thornton, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in its report on the financial statements for such year.

In its October 11 letter addressed to the U.S. Department of Justice, Grant Thornton stated that as a result of the Company's filing a voluntary petition under Chapter 11 of the United States Bankruptcy Code on September 12, 2002, the resignation of the Company's Audit Committee on September 13, 2002 and the Company's failure to achieve forecasts of revenue, costs and liquidity furnished to Grant Thornton, it was withdrawing its 2001 Auditors' Report and that its report could no longer be relied upon. Neither the Company's board of directors nor its prior Audit Committee discussed these matters with Grant Thornton prior to its resignation.

The Company has provided Grant Thornton with a copy of this Form 8-K and has requested that Grant Thornton furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements presented above.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits are filed as part of this Current Report on Form
     8-K:

Exhibit Number         Description
--------------         -----------

99.1 Letter from Grant Thornton LLP to the U.S. Department of Justice, Office of the United States Trustee, dated October 11, 2002.

99.2 Letter from Grant Thornton LLP to the U.S. Department of Justice, Office of the United States Trustee, dated October 15, 2002.


                                      SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PurchasePro.com, Inc.

                       By:        /s/ Richard L. Clemmer
                                  -----------------------------------
                                  Richard L. Clemmer,
                                  Chief Executive Officer and
                                  Chief Financial Officer

Dated: October 22, 2002